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                                                              EXHIBIT 2


                          PIONEER VENTURE FUND, L.L.C.
                   2000 Pasadena Avenue, Los Angeles, CA 90031
                 Telephone: 213-223-1114 Facsimile: 213-221-4047


                                 PROMISSORY NOTE

$500,000.00                                       Los Angeles, California
                                                  September 11, 1997


FOR VALUE RECEIVED, PIONEER VENTURE FUND, L.L.C. ("Borrower"), hereby promises to pay, to Union Communications Company ("Lender"), ON DEMAND, the sum of FIVE HUNDRED THOUSAND DOLLARS($500,000.00), with accrued interest at the rate of Seven percent (7%), per annum on unpaid balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting 360 days.

The undersigned shall have the right the prepay without penalty.

In the event of default, the undersigned agrees to pay all reasonable fees and cost of collection.

Maker, surety, guarantor or endorser of this note waives presentation of payment, notice of non-payment, protest and notices of protest and agrees to all extensions, renewals, or release, discharge exchange of any other party of collateral notice.

IN WITNESS HEREOF, Borrower has executed and delivers this Note as of the day and year first above written.



                                                  /s/ Benjamin Nazarian
                                               ------------------------------
                                                PIONEER VENTURE FUND, L.L.C.